Exhibit 99.1

MaxCyte Announces Retirement of Board Member Art Mandell

ROCKVILLE, MD, December 22, 2024 — MaxCyte, Inc., (Nasdaq: MXCT; LSE: MXCT), a leading, cell-engineering focused company providing enabling platform technologies to advance the discovery, development and commercialization of next-generation cell therapeutics, today announced that Art Mandell has retired from his position as a member of the Board of Directors of MaxCyte effective December 31, 2024. Mr. Mandell has served on the Board since 2006 and has been an integral part of MaxCyte’s growth and strategic direction. Upon Mr. Mandell’s retirement, MaxCyte will have nine directors.

During Mr. Mandell’s tenure, MaxCyte has achieved significant milestones including its initial public offering on the UK AIM exchange and US Nasdaq Listing, the launch of its flagship ExPERT™ platform, signing 29 Strategic Platform Licenses with cell and gene therapy biotech companies and supporting the industry’s first, FDA-approved, CRISPR edited non-viral cell therapy.

“We are deeply grateful for Art’s exceptional leadership, scientific insights and valuable contributions over the years,” said Richard Douglas, chairman of the Board. “Art’s perspective and guidance have been instrumental in positioning MaxCyte as a leader in cell engineering.”

“It has been a privilege to serve on the Board of MaxCyte,” said Mr. Mandell. “I am proud of all that we have accomplished together, and I am confident in the Company’s bright future providing highly differentiated technology solutions that enable the development of novel cell and gene therapies.”

About MaxCyte

At MaxCyte, we pursue cell engineering excellence to maximize the potential of cells to improve patients’ lives. We have spent more than 25 years honing our expertise by building best-in-class platforms, perfecting the art of the transfection workflow, and venturing beyond today’s processes to innovate tomorrow’s solutions. Our ExPERT™ platform, which is based on our Flow Electroporation® technology, has been designed to support the rapidly expanding cell therapy market and can be utilized across the continuum of the high-growth cell therapy sector, from discovery and development through commercialization of next-generation, cell-based medicines. The ExPERT family of products includes: four instruments, the ATx™, STx™, GTx™ and VLx ™; a portfolio of proprietary related processing assemblies or disposables; and software protocols, all supported by a robust worldwide intellectual property portfolio. By providing our partners with the right technology platform, as well as scientific, technical and regulatory support, we aim to guide them on their journey to transform human health. Learn more at maxcyte.com and follow us on X and LinkedIn.

MaxCyte Contacts:

US IR Adviser

Gilmartin Group

David Deuchler, CFA

+1 415-937-5400

ir@maxcyte.com

US Media Relations
Spectrum Science
Jordan Vines
+1 540-629-3137

jvines@spectrumscience.com

Nominated Adviser and Joint Corporate Broker

Panmure Liberum

Emma Earl / Freddy Crossley

Corporate Broking

Rupert Dearden

+44 (0)20 7886 2500

UK IR Adviser

ICR Healthcare

Mary-Jane Elliott

Chris Welsh

+44 (0)203 709 5700

maxcyte@icrhealthcare.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

Risks and uncertainties related to our business are described in greater detail in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on March 12, 2024, as well as in discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time, including in our Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 6, 2024. These documents are available through the Investor Menu, Financials section, under “SEC Filings” on the Investors page of our website at http://investors.maxcyte.com. Any forward-looking statements in this press release are based on our current beliefs and opinions on the relevant subject based on information available to us as of the date of such press release, and you should not rely on forward-looking statements as predictions of future events. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.